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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2022

THE MARQUIE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-54163	26-2091212
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

7901 4th Street North, Suite 4000 St. Petersburg, Florida	33702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 351-3021

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1. 01 Entry into a Material Definitive Agreement.

On October 13, 2022 (the “Closing Date”), The Marquie Group, Inc. (the “Company”) entered into a Standby Equity Commitment Agreement (the “Equity Agreement” filed as Exhibit 10.1) by and among the Company, and MacRab, LLC, a Florida limited liability company ("MacRab"), pursuant to which MacRab has agreed to purchase at the Company’s sole discretion, up to five million dollars ($5,000,000) of the Company's common stock (the “Put Shares”) at a purchase price of 90% of the average of the two (2) lowest volume weighted average prices of the Company’s Common Stock on OTC Pink during the six (6) Trading Days immediately following the Clearing Date.

Contemporaneous therewith, the Company and MacRab also entered into a Registration Rights Agreement, whereby the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Registration Rights Agreement, the Company shall register the Put Shares pursuant in a registration statement on Form S-1 (the “Registration Statement”). The Registration Rights Agreement is attached hereto as Exhibit 10.2.

Also on the Closing Date, pursuant to the Equity Agreement, the Company issued to MacRab a warrant (the “Warrant”) to acquire 11,764,706 shares of the Company’s common stock (the “Warrant Shares”). The Warrant is attached hereto as Exhibit 10.3.

The foregoing descriptions of the terms of the Equity Agreement, Registration Rights Agreement, and Warrant are qualified in their entirety by reference to the provisions of the Equity Agreement filed as Exhibit 10.1, Registration Rights Agreement filed as Exhibit 10.2, and the Warrant filed as Exhibit 10.3 to this Report, which are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

As described in Item 1.01 above, On October 13, 2022 the Company entered into the Equity Agreement with MacRab pursuant to which MacRab has agreed to purchase up to five million dollars ($5,000,000) in Put Shares.

Also as described in Item 1.01 above, Contemporaneous therewith, the Company and MacRab also entered into a Registration Rights Agreement, whereby the Company has agreed to provide certain registration rights under the Securities Act. Pursuant to the Registration Rights Agreement, the Company shall register the Put Shares pursuant to the Registration Statement.

Also, as described in Item 1.01 above on October 13, 2022, the Company issued the Warrant to acquire the Warrant Shares at a purchase price of $0.0085.

In respect of the aforementioned transactions, no solicitation was made and no underwriting discounts were given or paid in connection with these transactions. The Company believes that the issuance of its securities as described above were exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1       Standby Equity Commitment Agreement, dated October 13, 2022.

10.2       Registration Rights Agreement, dated October 13, 2022.

10.3       Warrant, dated October 13, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Marquie Group, Inc.

Date: October 13, 2022	By: /s/ Marc Angell
Marc Angell
Chief Executive Officer